UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/28/2010

MVB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50567

WV	200034461
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

301 Virginia Avenue, Fairmont, WV 26554-2777
(Address of principal executive offices, including zip code)

304-363-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 1, 2010, MVB Financial Corp. (the "Company") approved the grant of stock options under the MVB Financial Corp. 2003 Incentive Stock Plan to the following executive officers in the indicated amounts:

Larry F. Mazza    30,000
Roger J. Turner    20,000
Timothy R. Procita    8,000
Eric L. Tichenor    8,000
David A. Jones    8,000

On June 28, 2010 the grant agreements were signed.

The options will be exercisable at the fair market value of the Company's common stock on the date of the grant ($20.00 per share) and will vest over a five year period in equal amounts each year, beginning January 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVB FINANCIAL CORP

Date: June 28, 2010	By:	/s/ Eric L. Tichenor
Eric L. Tichenor
Senior Vice President & Chief Financial Officer